Restructuring Activities	12 Months Ended
Dec. 31, 2012
Restructuring And Related Activities [Abstract]
Restructuring Activities
12.	Restructuring Activities

Restructuring and other reorganization expenses of $15 million, $11 million and $91 million were recorded in the years ended December 31, 2012, 2011 and 2010, respectively. Of these amounts, $11 million, $12 million and $85 million was recognized in continuing operations and $4 million, $(1) million and $6 million was recognized in discontinued operations, respectively. The following details our restructuring efforts:

•	On March 30, 2010, President Obama signed into law H.R. 4872, HCERA, which included the SAFRA Act. Effective July 1, 2010, the legislation eliminated the authority to provide new loans under FFELP and required all new federal loans to be made through the DSLP. The new law did not alter or affect the terms and conditions of existing FFELP Loans. We have restructured our operations in response to this change in law which resulted in a significant reduction of operating costs due to the elimination of positions and facilities associated with the origination of FFELP Loans. Restructuring expenses associated with this plan were $12 million, $9 million, and $84 million for the years ended December 31, 2012, 2011, and 2010. Restructuring costs under this plan are substantially complete at this time.

•	In response to the College Cost Reduction and Access Act of 2007 (“CCRAA”) and challenges in the capital markets, we initiated a restructuring plan in the fourth quarter of 2007. This plan focused on conforming our lending activities to the economic environment, exiting certain customer relationships and product lines, winding down or otherwise disposing of our debt Purchased Paper businesses, and significantly reducing our operating expenses. This restructuring plan was essentially completed in the fourth quarter of 2009. Under this plan, there were $1 million, $0 and $7 million of restructuring expenses for the years ended December 31, 2012, 2011, and 2010.

•	Other reorganization expenses were $2 million, $2 million and $0 for the years ended December 31, 2012, 2011, and 2010.

The following table summarizes the restructuring expenses incurred to date.

(Dollars in millions)	Years Ended December 31,			Cumulative Expense as of December 31,
	2012	2011	2010	2012
Severance costs	$6	$7	$80	$183
Lease and other contract termination costs	2	—	1	12
Exit and other costs	3	5	4	23

Total restructuring expenses from continuing operations(1)	11	12	85	218
Total restructuring expenses from discontinued operations	4	(1)	6	26

Total	$15	$11	$91	$244

(1)	Aggregate restructuring expenses from continuing operations incurred across our reportable segments are disclosed in “Note 16 — Segment Reporting.”

Since the fourth quarter of 2007 through December 31, 2012, cumulative severance costs were incurred in conjunction with aggregate completed and planned position eliminations of approximately 5,500 positions. Position eliminations were across all of our reportable segments, ranging from senior executives to servicing center personnel. Lease and other contract termination costs and exit and other costs incurred during 2012, 2011 and 2010 related primarily to terminated or abandoned facility leases and consulting costs incurred in conjunction with various cost reduction and exit strategies.